Exhibit 4.1


              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                                     [logo]

    NUMBER                                                            SHARES

                            CapSource Financial, Inc.
                    AUTHORIZED NUMBER OF SHARES, 100,000,000

This Certifies that __________________________________________ is the owner and registered holder of _________________________________________ Shares of

             CAPSOURCE FINANCIAL, INC., of Par Value of $0.01 Each,


transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

                  IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of this corporation this ____________________ day of ________________, 20__.

                  _________________________        ________________________
                         Secretary                        President

[No Seal]


         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, 15 U.S.C. SEC. 77a ET SEQ., ("SECURITIES ACT"), THE COLORADO SECURITIES LAWS OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, ASSIGNED, TRADED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER AND IN COMPLIANCE WITH THE SECURITIES ACT, THE COLORADO SECURITIES LAWS AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR WITHOUT WRITTEN OPINION LETTERS OF LEGAL COUNSEL FOR BOTH THE SELLER AND THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT, THE COLORADO SECURITIES LAWS AND ANY OTHER APPLICABLE STATE SECURITIES LAWS.

         For Value Received _____________ hereby sell, assign and transfer unto
         _______________________________________________________________________
         _____________________________________________________________ Shares
         represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.
         Dated ____________________, 20___. ____________________
         IN PRESENCE OF ___________________________________________________.

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.